EXHIBIT A
                            (AS OF OCTOBER 1, 2018)

                           INDEX SERIES OF THE TRUST

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INDEX SERIES                                                    EFFECTIVE DATE
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First Trust STOXX European Select Dividend Index Fund            10/12/2010
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First Trust FTSE EPRA/NAREIT Developed Markets                   10/12/2010
Real Estate Index Fund
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First Trust Dow Jones Global Select                              10/12/2010
Dividend Index Fund
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First Trust Global Wind Energy Index ETF                         10/12/2010
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First Trust Global Engineering                                   10/12/2010
and Construction Index ETF
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First Trust NASDAQ Clean Edge Smart Grid                         10/12/2010
Infrastructure Index Fund
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First Trust Indxx Global Natural Resources Income ETF            10/12/2010
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First Trust Indxx Global Agriculture ETF                         10/12/2010
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First Trust BICK Index Fund                                      10/12/2010
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First Trust NASDAQ Smartphone Index Fund                         02/15/2011
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First Trust NASDAQ Global Auto Index Fund                        05/06/2011
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First Trust Cloud Computing Index Fund                           07/05/2011
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First Trust International IPO ETF                                10/10/2014
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First Trust NASDAQ Cybersecurity ETF                             07/02/2015
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First Trust IPOX Europe Equity Opportunities ETF                 10/01/2018
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